Exhibit 99.1
Alliance Data NYSE: ADS Q1 2007

Forward-Looking Statements Statements contained in this presentation may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as "anticipate," "believe," "estimate," "expect," "intend," "predict," "project" and similar expressions as they relate to Alliance Data Systems or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions including those discussed in our filings with the Securities and Exchange Commission. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward- looking statements, whether as a result of new information, future results or otherwise.

Alliance Data: Driving Loyalty Through Transaction-Rich Businesses AIR MILES 135 Sponsors (Canada) Abacus 1,500 Retailers External Coalition WPS Union Gas Green Mountain Puget Sound Utility Hilton HHonors(r) Bank of America CapitalOne Circuit City Individual Programs Citibank ThankYouSM Network Internal Coalition Pottery Barn Victoria Secret Fortunoff J. Crew Ann Taylor Private Label 50% 30% 35% 45% 10% 15% 2007 2004 % Consolidated Revenues Figures will not total 100% due to exclusion of non-core businesses

Alliance Data - Financial Profile Growth Company Double-digit Organic Growth Baseline Targets 12% Topline 15% EBITDA 18% Cash EPS Strong Visibility & Predictability Free Cash Flow > Reported Earnings Free Cash Flow > Reported Earnings Free Cash Flow > Reported Earnings Free Cash Flow > Reported Earnings Free Cash Flow > Reported Earnings Free Cash Flow > Reported Earnings Free Cash Flow > Reported Earnings Free Cash Flow > Reported Earnings Free Cash Flow > Reported Earnings Free Cash Flow > Reported Earnings Free Cash Flow > Reported Earnings Free Cash Flow > Reported Earnings Free Cash Flow > Reported Earnings

NYSE: ADS | Q4 2006 5

2000 – 2007

(in $MM, except per share)


Revenue
18% CAGR
$670
$770
$865
$1,047
$1,257
$1552
$1,998
≥$2,200
EBITDA
30% CAGR
$97
$123
$144
$211
$279
$350
$515
≥$610
Cash EPS
37% CAGR
$0.40
$0.49
$0.59
$1.03
$1.54
$2.06
$3.14
≥$3.55
'00 '01 '02 '03 '04 '05 '06 '07E

AllianceData

Operating Leverage ADJ. EBITDA Margin Goal: 50bps Expansion per Year 16.0% 14.5% 16.7% 20.1% '00 '01 '02 '03 '04 '05 '06 '07E Averaging over 100 bps per Year 22.2% 22.6% 25.8% 27.7%

2007 Guidance Revenues ^ $2.2 Billion EBITDA ^ $610 Million Cash EPS ^ $3.55 Includes "playing through" at least 25¢ of growover (suggests "normalized" growth of 23% plus)

2007 Est. Free Cash Flow ($MM, Except per Share) ADJ. EBITDA $610 Loyalty Cash Flow Adj. 25 Operating EBITDA $635 Less Capex / Int. / Taxes (328) Free Cash Flow $307 Per Share $3.75

Marketing Services - Canada Loyalty AIR MILES(r) Program Solid Mid-teens Growth Coalition Loyalty Program Based Upon Everyday Spend - - Not an Airline Program 2/3 of Canada Active Clients: Shell Oil, Safeway, American Express, Bank of Montreal Three Sources of Future Growth: New Sponsor Categories Deeper Commitments from Existing Sponsors Additional Household Penetration Shell Oil of Canada

Marketing Services - U. S. Solid Mid-teens Growth or Higher Top 25 Clients: 10 Year Average Tenure Clients: Hilton Hotels, Principal Financial Group, Pfizer, Nestle Purina PetCare, AstraZeneca, Midas, Bank of America

Strategic Consulting & Creative Services Data Services Database Services Analytics Services Interactive Delivery Services Driving Loyalty Through Transaction-Rich Businesses Offering the most comprehensive database marketing services in the world

Private Label Services Attractive Market - 1998-03: Double-digit Annual Growth for Outsourcers Services: Private Label Processing Customer Care / Call Center Credit: 700 Score, No Sub-Prime Targeting Database Marketing Services Income Streams: Split Between Processing and Credit Clients: Victoria's Secret, Pottery Barn, Abercrombie & Fitch, Ann Taylor, Crate & Barrel, Dress Barn, Eddie Bauer, Fortunoff Market Opportunity: 300 Potential Clients 130 Existing Programs Today (Outsourced and In-House) 82 Alliance Data Clients 4-5 New Client Adds Per Year

Utility Services Serving Both Regulated & De-regulated Services: Core Processing Customer Care / Call Center Database and Marketing Services Income Stream: Earnings Based on Monthly # Statements Clients: Duke, Entergy, Puget Sound, Centrica, Georgia Natural Gas, Orlando, City of Austin Market Opportunity: 200 - 250 Potential Clients (US & Canada) $2 - $3 Billion Market $5MM - $10MM Revenue Per Client 2 - 3 New Client Adds Per Year

Services with Pricing Power Long-term Relationships 10 - 12 New Clients per Year 10 - 12 New Clients per Year 10 - 12 New Clients per Year 10 - 12 New Clients per Year Our Keys for Success